Statement of Additional Information Supplement dated May 8, 2014

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, R, R5, R6, Y and Investor Class shares, as applicable, of the Funds listed below:

Invesco Asia Pacific Growth Fund

Invesco European Growth Fund

Invesco Global Growth Fund

Invesco Global Opportunities Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

Invesco Select Opportunities Fund

The following information replaces in its entirety the information appearing under the heading “PORTFOLIO MANAGERS - Portfolio Manager Fund Holdings and Information on Other Managed Accounts – Invesco International Core Equity Fund” in Appendix H of the Statement of Additional Information. The following table reflects information as of October 31, 2013 (unless otherwise noted):

Investments

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco International Core Equity Fund
Erik Esselink[4]	None	None	None
W. Lindsay Davidson	$10,001 - $50,000	$100,001 - $500,000	Over $1,000,000
Brian Nelson[5]	None	None	Over $1,000,000

Assets Managed

Portfolio Manager	Other Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)		Other Accounts Managed (assets in millions)[6]
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Invesco International Core Equity Fund
Erik Esselink[4]	None	None	6	$826.39	None	None
W. Lindsay Davidson	3	$1,395.4	4	$214.2	25	$571.1
Brian Nelson[5]	5	$10,850.1	1	$118.8	1,411	$300.2

[1]	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
[2]	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
[3]	This column reflects the combined holdings from both the “Dollar Range of all Investments in Funds and Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.
[4]	Mr. Esselink began serving as a portfolio manager of Invesco International Core Equity Fund on February 11, 2014. Information for Mr. Esselink has been provided as of December 31, 2013.
[5]	Mr. Nelson began serving as a portfolio manager of Invesco International Core Equity Fund on April 30, 2014. Information for Mr. Neson has been provided as of March 31, 2014.
[6]	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

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